INCOME TAXES - Reconciliation of Statutory Income Tax Rate (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Income Taxes [Abstract]
Net income (loss) before income taxes	$ 560	$ (42)	$ 2
Income tax at statutory tax rate	92	(3)	1
International operations subject to different tax rates	(20)	5	0
Other	(4)	0	0
Total income tax expense	$ 68	$ 2	$ 1